SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                  AMENDMENT NO. 2 TO CURRENT REPORT ON FORM 8-K
                   FILED WITH THE COMMISSION ON MARCH 31, 1997



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 27, 1998

                      Coates International, Inc.
        Exact name of Registrant as specified in charter)

    Delaware             33-94884             22-2925432
(State or other       (Commission            (IRS employer
jurisdiction of       file number)           identification
incorporation                                       no.)


  Highway 34 & Ridge Road, Wall, New Jersey         07719
(Address of principal executive office)            Zip Code

Registration telephone number, including area code: (732) 449-7717


Former name or former address, if changed since last report)





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         Item 7.           Financial Statements and Exhibits.

                           (a),(b):  Not applicable.

                           (c): Exhibits (2): Registrant hereby files as an exhibit to its Current Report filed on Form 8-K with the Securities and Exchange Commission on March 31, 1998, a copy of Letter, dated April 1, 1998, addressed to the Securities and Exchange Commission from Moore Stephens, P.C., received by Coates International, Ltd. on April 2, 1998, in accordance with Item 601 (16) of Regulation S-K.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment No. 2 to Registrant's Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


         April 2, 1998                      Coates International, Ltd.



                                       By:       s/George J. Coates
                                                George J. Coates, President

























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                              MOORE STEPHENS, P.C.
                          Certified Public Accountants




                                  April 1, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by Coates International Ltd. (the copy of the facsimile received containing such statements is attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of March, 1997. In addition to the events reported in such Form 8-K, with which we agree, we need to point out a technical inaccuracy in the statements made as described in the following paragraph.

Coates International Ltd made the following statement:

         "Moore Stephens, P.C. issued a qualified opinion in its audit report of Registrant's financial statements for the fiscal years ended December 31, 1996 and December 31, 1995, dated January 24, 1997, wherein Moore Stephens, P.C. expressed uncertainty as to whether Registrant would be able to continue its operation and business as a going concern."

The reporting standards of generally accepted auditing standards state that certain circumstances, while not affecting the auditor's unqualified opinion, may require that the auditor add an explanatory paragraph to the auditor's standard report. The report of Moore Stephens, P.C. dated January 24, 1997, contained such an explanatory paragraph describing conditions relating to Coates International, Ltd. that raised substantial doubt about its ability to continue as a going concern at December 31, 1996. Such explanatory paragraphs are not "qualified" opinions as such statement is made in Coates International ltd.'s Form 8-K.

                                                     Very truly yours,

                                                      s/Moore Stephens, P.C.
                                                      Moore Stephens, P.C.


           Cranford Office, 340 North Avenue, Cranford, N.J. 07016-2496


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